                                THE MORTGAGE POOL
                          MORTGAGE LOAN CHARACTERISTICS


     Number of loans                                                                 2,065
     Aggregate outstanding principal balance                                  $341,491,118
     Number of loans with prepayment penalties                                       1,483
     Average prepayment term for loans with prepayment
          penalties (in months)                                                         25


                                                        AVERAGE OR
                                                     WEIGHTED AVERAGE                     RANGE
                                               -----------------------------      --------------------
     Outstanding principal balance                       $165,371                  $48,994 to $931,743
     Original principal balance                          $166,377                  $50,000 to $937,500
     Current mortgage rate                                6.922%                    4.650% to 12.700%
     Original loan-to-value ratio**                       77.98%                    14.29% to 100.00%
     Stated remaining term to maturity (in
          months)                                           349                        172 to 355
     Credit score                                           609                        500 to 804
     Maximum mortgage rates*                              12.893%                  10.650% to 17.400%
     Minimum mortgage rates*                              6.807%                    4.650% to 11.400%
     Gross Margin*                                        5.009%                    2.300% to 9.900%
     Initial Rate Cap*                                    2.969%                    1.000% to 3.000%
     Periodic Rate Cap*                                   1.034%                    1.000% to 2.000%
     Months to Roll*                                        19                           1 to 31


   *  Adjustable rate mortgage loans only.
   ** Calculated using a combined loan-to-value ratio for mortgage loans in a second lien position.

                                THE MORTGAGE POOL

                             CURRENT MORTGAGE RATES

                                            NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MORTGAGE RATES                  MORTGAGE LOANS        BALANCE OUTSTANDING       MORTGAGE POOL
------------------------                ---------------        -------------------       -------------
4.500% to 4.999%...................            38                  $  9,957,183                2.9%

5.000% to 5.499%...................            65                    14,037,135                4.1

5.500% to 5.999%...................           228                    52,360,990               15.3

6.000% to 6.499%...................           286                    57,228,832               16.8

6.500% to 6.999%...................           407                    68,763,467               20.1

7.000% to 7.499%...................           258                    40,238,920               11.8

7.500% to 7.999%...................           323                    46,068,058               13.5

8.000% to 8.499%...................           150                    19,134,298                5.6

8.500% to 8.999%...................           145                    17,660,396                5.2

9.000% to 9.499%...................            68                     7,249,493                2.1

9.500% to 9.999%...................            56                     5,202,255                1.5

10.000% to 10.499%.................            14                     1,409,991                0.4

10.500% to 10.999%.................            19                     1,707,117                0.5

11.000% to 11.499%.................             1                        49,917                0.0

11.500% to 11.999%..................            6                       373,351                0.1

12.500% to 12.999%..................            1                        49,717                0.0
                                           --------------------------------------------------------
          Totals....................        2,065                  $341,491,118              100.0%
                                           ========================================================

         As of the Cut-off Date, current Mortgage Rates borne by the Mortgage Loans in the Mortgage Pool ranged from 4.650% per annum to 12.700% per annum and the weighted average current Mortgage Rate of the Mortgage Loans in the Mortgage Pool was approximately 6.922% per annum.

                       REMAINING MONTHS TO STATED MATURITY

                                                NUMBER OF            AGGREGATE PRINCIPAL       PERCENT OF
RANGE OF REMAINING TERMS (MONTHS)             MORTGAGE LOANS         BALANCE OUTSTANDING      MORTGAGE POOL
---------------------------------             --------------         -------------------      -------------
169 to 180.............................            66                   $  7,605,710               2.2%

229 to 240.............................            27                      2,694,954               0.8

349 to 360.............................         1,972                    331,190,454              97.0
                                           ------------------------------------------------------------
         Totals........................         2,065                  $ 341,491,118             100.0%
                                           ============================================================


         As of the Cut-off Date, the remaining terms to stated maturity of the Mortgage Loans in the Mortgage Pool ranged from 172 months to 355 months and the weighted average remaining term to stated maturity of the Mortgage Loans in the Mortgage Pool was approximately 349 months.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                                 NUMBER OF       AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES                                  MORTGAGE LOANS    BALANCE OUTSTANDING       MORTGAGE POOL
--------------------------                               --------------    -------------------       -------------
$100,000 or Less........................                      642              $ 47,564,511              13.9%

$100,001 to $150,000....................                      494                61,673,680              18.1

$150,001 to $200,000....................                      348                60,014,785              17.6

$200,001 to $250,000....................                      230                51,309,497              15.0

$250,001 to $300,000....................                      144                39,429,235              11.5

$300,001 to $350,000....................                       86                27,671,478               8.1

$350,001 to $400,000....................                       53                19,873,386               5.8

$400,001 to $450,000....................                       22                 9,332,427               2.7

$450,001 to $500,000....................                       22                10,297,673               3.0

$500,001 to $550,000....................                        9                 4,696,452               1.4

$550,001 to $600,000....................                        6                 3,399,224               1.0

$600,001 to $650,000....................                        5                 3,118,064               0.9

$700,001 to $750,000....................                        3                 2,178,962               0.6

$900,001 to $950,000....................                        1                   931,743               0.3
                                                            --------------------------------------------------
         Totals........................                     2,065              $341,491,118             100.0%
                                                            ==================================================

         As of the Cut-off Date, the original principal balances of the Mortgage Loans in the Mortgage Pool ranged from approximately $50,000 to approximately $937,500 and the average original principal balance of the Mortgage Loans in the Mortgage Pool was approximately $166,377. As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans in the Mortgage Pool ranged from approximately $48,994 to approximately $931,743 and the average outstanding principal balance of the Mortgage Loans in the Mortgage Pool was approximately $165,371.

                                  PRODUCT TYPES

                                                                 NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE                                                   MORTGAGE LOANS     BALANCE OUTSTANDING    MORTGAGE POOL
------------                                                   --------------    --------------------    -------------
15 year Fixed Rate Mortgage Loan.....................                  53            $  6,623,643               1.9%
20 year Fixed Rate Mortgage Loan.....................                  27               2,694,954               0.8
30 year Fixed Rate Mortgage Loan.....................                 519              76,805,753              22.5
2/13 LIBOR Loan......................................                  11                 752,837               0.2
2/28 LIBOR Loan......................................               1,365             235,331,773              68.9
2/28 LIBOR Loan - 5 yr Interest-Only.................                   7               2,526,586               0.7
3/12 LIBOR Loan......................................                   2                 229,230               0.1
3/27 LIBOR Loan......................................                  78              15,699,323               4.6
6 Month LIBOR Loan...................................                   3                 827,019               0.2
                                                                   -------------------------------------------------
         Totals......................................               2,065            $341,491,118             100.0%
                                                                   =================================================

                   STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                         NUMBER OF         AGGREGATE PRINCIPAL         PERCENT OF
STATE                                                  MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
-----                                                  --------------      -------------------        -------------
Alabama.................................                       16              $ 1,405,840                0.4%

Alaska..................................                        1                  197,042                0.1

Arizona.................................                       44                5,658,406                1.7

Arkansas................................                        3                  196,000                0.1

California..............................                      324               75,896,391               22.2

Colorado................................                       28                4,476,164                1.3

Connecticut.............................                       45                8,076,958                2.4

Delaware................................                        5                  634,841                0.2

Florida.................................                      183               23,048,914                6.7

Georgia.................................                       43                4,894,647                1.4

Idaho...................................                       11                  963,445                0.3

Illinois................................                       51                6,579,335                1.9

Indiana.................................                       33                3,321,319                1.0

Iowa....................................                        5                  385,136                0.1

Kansas..................................                        6                  889,037                0.3

Kentucky................................                       16                1,733,171                0.5

Louisiana...............................                       12                1,932,675                0.6

Maine...................................                       27                3,324,239                1.0

Maryland................................                       28                4,822,475                1.4

Massachusetts...........................                      136               31,673,258                9.3

Michigan................................                       65                7,059,306                2.1

                                                         NUMBER OF         AGGREGATE PRINCIPAL         PERCENT OF
STATE                                                  MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
-----                                                  --------------      -------------------        -------------
Minnesota...............................                       20                2,887,839                0.8

Mississippi.............................                       10                  792,644                0.2

Missouri................................                       29                3,064,018                0.9

Montana.................................                        2                  247,829                0.1

Nebraska................................                        6                  551,054                0.2

Nevada..................................                       45                8,271,116                2.4

New Hampshire...........................                       17                2,717,119                0.8

New Jersey..............................                      130               24,815,393                7.3

New York................................                      209               48,221,010               14.1

North Carolina..........................                       55                5,450,026                1.6

Ohio....................................                       49                4,907,038                1.4

Oklahoma................................                        8                  727,844                0.2

Oregon..................................                       11                1,756,686                0.5

Pennsylvania............................                       68                7,788,646                2.3

Rhode Island............................                       39                7,224,654                2.1

South Carolina..........................                       18                2,262,869                0.7

Tennessee...............................                       24                2,387,883                0.7

Texas...................................                      128               12,701,516                3.7

Utah....................................                        4                  588,744                0.2

Vermont.................................                        9                1,084,103                0.3

Virginia................................                       51                8,827,283                2.6

Washington..............................                       27                4,590,697                1.3

Wisconsin...............................                       22                2,329,597                0.7

Wyoming.................................                        2                  126,909                0.0
                                                         -----------------------------------------------------
         Totals..........................                   2,065             $341,491,118              100.0%
                                                         =====================================================

         As of the Cut-off Date, no more than approximately 0.4% of the Mortgage Loans in the Mortgage Pool was secured by mortgaged properties located in any one zip code area.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                           NUMBER OF        AGGREGATE PRINCIPAL           PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                   MORTGAGE LOANS     BALANCE OUTSTANDING          MORTGAGE POOL
--------------------------------------                   --------------     --------------------         -------------
50.00% or Less............................                     83             $ 11,521,613                     3.4%
50.01% to 55.00%..........................                     46                7,834,806                     2.3
55.01% to 60.00%..........................                     66               10,623,070                     3.1
60.01% to 65.00%..........................                    101               19,382,348                     5.7
65.01% to 70.00%..........................                    157               25,909,030                     7.6
70.01% to 75.00%..........................                    207               37,181,021                    10.9
75.01% to 80.00%..........................                    762              117,818,043                    34.5
80.01% to 85.00%..........................                    176               28,560,367                     8.4
85.01% to 90.00%..........................                    329               59,018,017                    17.3
90.01% to 95.00%..........................                    125               21,999,331                     6.4
95.01% to 100.00%.........................                     13                1,643,472                     0.5
                                                         ----------------------------------------------------------
         Totals........................                     2,065             $341,491,118                   100.0%
                                                         ==========================================================

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans in the Mortgage Pool ranged from 14.29% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans in the Mortgage Pool was approximately 77.98%. With respect to the Mortgage Loans in the Mortgage Pool which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.7% of the Mortgage Loans in the Mortgage Pool are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans is approximately 75.87%. The weighted average Second Lien Ratio for the Mortgage Loans in the Mortgage Pool that are in a second lien position is approximately 24.81%.

                                  LIEN POSITION

                                                       NUMBER OF        AGGREGATE PRINCIPAL        PERCENT OF
LIEN POSITION                                        MORTGAGE LOANS     BALANCE OUTSTANDING       MORTGAGE POOL
-------------                                        --------------     -------------------       -------------
First Lien.....................................       2,029                 $338,994,834               99.3%
Second Lien....................................          36                    2,496,284                0.7
                                                   --------------------------------------------------------
         Totals................................       2,065                 $341,491,118              100.0%
                                                   ========================================================

                                  LOAN PURPOSE

                                                       NUMBER OF        AGGREGATE PRINCIPAL      PERCENT OF
LOAN PURPOSE                                         MORTGAGE LOANS     BALANCE OUTSTANDING     MORTGAGE POOL
------------                                        ---------------    ---------------------    -------------
Refinance--Cashout..............................
                                                         1,373             $234,955,864              68.8%
Purchase.......................................
                                                           565               85,368,629              25.0
Refinance--Rate/Term............................
                                                           127               21,166,626               6.2
                                                   -------------------------------------------------------
         Totals................................          2,065             $341,491,118             100.0%
                                                   =======================================================

                          TYPES OF MORTGAGED PROPERTIES

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
PROPERTY TYPE                                       MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
-------------                                      ---------------     -------------------     ---------------
Single-Family Detached........................
                                                        1,667             $269,850,962              79.0%
Two- to Four-Family Dwelling Unit.............
                                                          198               44,939,811              13.2
Planned Unit Development......................
                                                           57                8,439,107               2.5
Condominium...................................
                                                          106               14,683,757               4.3
Manufactured Housing .........................
                                                           37                3,577,482               1.0
                                                  -------------------------------------------------------
         Totals...............................          2,065             $341,491,118             100.0%
                                                  =======================================================


                              DOCUMENTATION SUMMARY

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
DOCUMENTATION                                      MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
-------------                                     ---------------     -------------------     ---------------
Full Documentation..........................
                                                        1,379             $208,349,149              61.0%
Lite Documentation..........................
                                                            8                1,335,508               0.4
Stated Income Documentation.................
                                                          664              129,581,137              37.9
No Documentation............................
                                                           14                2,225,324               0.7
                                                ---------------------------------------------------------
         Totals.............................            2,065             $341,491,118             100.0%
                                                =========================================================

                                 OCCUPANCY TYPES

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
OCCUPANCY TYPE                                     MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
--------------                                     ---------------     -------------------     ---------------
Owner-occupied..............................
                                                        1,832             $304,856,016              89.3%
Second Home.................................
                                                            1                  384,081               0.1
Investment Property.........................
                                                          232               36,251,021              10.6
                                               ----------------------------------------------------------
         Totals.............................            2,065             $341,491,118             100.0%
                                               ==========================================================

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                            MORTGAGE LOAN AGE SUMMARY

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                         MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
--------------------------                         ---------------     -------------------     ---------------
5............................................             954             $135,633,457              39.7%

6............................................             586              106,752,539              31.3

7............................................             425               80,758,770              23.6

8............................................              78               12,869,496               3.8

9............................................              22                5,476,857               1.6
                                               ----------------------------------------------------------
         Totals..............................           2,065             $341,491,118             100.0%
                                               ==========================================================

         As of the Cut-off Date, the weighted average age of the Mortgage Loans in the Mortgage Pool was approximately 6 months.

                               YEAR OF ORIGINATION

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
YEAR OF ORIGINATION                                MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
-------------------                                ---------------     -------------------     ---------------
2003........................................                1             $    487,968               0.1%
2004........................................            2,064              341,003,150              99.9
                                               ----------------------------------------------------------
        Totals..............................            2,065             $341,491,118             100.0%
                                               ==========================================================

                              PREPAYMENT PENALTIES

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
PREPAYMENT PENALTY TERM                            MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
-----------------------                            ---------------     -------------------     ---------------
None........................................              582              $93,088,548              27.3%

12 months...................................              139               28,539,304               8.4

24 months...................................              958              164,845,429              48.3

30 months...................................                2                  432,880               0.1

36 months...................................              384               54,584,957              16.0
                                              -----------------------------------------------------------
         Totals.............................            2,065             $341,491,118             100.0%
                                              ===========================================================

         The weighted average prepayment penalty term with respect to the Mortgage Loans in the Mortgage Pool having prepayment penalties is approximately 25 months. With respect to those Mortgage Loans in the Mortgage Pool which have prepayment penalties, approximately 70.0% of such mortgage loans are subject to a prepayment penalty during the first three years after the origination of such mortgage loans which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                  CREDIT SCORES

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
RANGE OF CREDIT SCORES                             MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
----------------------                             ---------------     -------------------     ---------------
Not Scored..................................                7             $    672,016               0.2%

500 to 550..................................              467               72,462,739              21.2

551 to 600..................................              503               81,503,540              23.9

601 to 650..................................              652              102,104,268              29.9

651 to 700..................................              273               53,490,353              15.7

701 to 750..................................              122               23,562,552               6.9

751 to 800..................................               39                7,005,323               2.1

801 to 804..................................                2                  690,328               0.2
                                              -----------------------------------------------------------
         Totals.............................            2,065             $341,491,118             100.0%
                                              ===========================================================

         The Credit Scores of the Mortgage Loans in the Mortgage Pool that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans in the Mortgage Pool that were scored as of the Cut-off Date was approximately 609.

                              CREDIT GRADE SUMMARY

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
RISK CATEGORY                                      MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
-------------                                      ---------------     -------------------     ---------------
A............................................             277              $44,768,491              13.1%

AA...........................................             788              139,061,572              40.7

AA+..........................................             166               24,763,084               7.3

B............................................             236               35,754,322              10.5

C............................................              49                7,971,370               2.3

CC...........................................              32                4,976,980               1.5

NG...........................................             517               84,195,298              24.7
                                               ----------------------------------------------------------
         Totals..............................           2,065             $341,491,118             100.0%
                                               ==========================================================

                             MAXIMUM MORTGAGE RATES
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

RANGE OF MAXIMUM                                     NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
MORTGAGE RATES                                     MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
--------------                                     ---------------     -------------------     ---------------
10.500% to 10.999%........................                 36             $  9,416,642               3.7%

11.000% to 11.499%........................                 59               12,671,622               5.0

11.500% to 11.999%........................                163               36,984,359              14.5

12.000% to 12.499%........................                222               44,350,042              17.4

12.500% to 12.999%........................                285               49,576,031              19.4

13.000% to 13.499%........................                170               27,052,223              10.6

13.500% to 13.999%........................                209               31,477,029              12.3

14.000% to 14.499%........................                126               18,973,573               7.4

14.500% to 14.999%........................                108               14,504,375               5.7

15.000% to 15.499%........................                 38                4,481,970               1.8

15.500% to 15.999%........................                 35                3,921,489               1.5

16.000% to 16.499%........................                  7                  992,905               0.4

16.500% to 16.999%........................                  7                  914,590               0.4

17.000% to 17.499%........................                  1                   49,917               0.0
                                              -----------------------------------------------------------
         Totals...........................              1,466             $255,366,768             100.0%
                                              ===========================================================

                              NEXT ADJUSTMENT DATE
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                      NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
NEXT ADJUSTMENT DATE                               MORTGAGE LOANS     BALANCE OUTSTANDING      MORTGAGE POOL
--------------------                               ---------------     -------------------     ---------------
December 2004.............................                  1             $    188,209               0.1%

April 2005................................                  1                  308,635               0.1

May 2005..................................                  1                  330,176               0.1

February 2006.............................                 16                3,104,657               1.2

March 2006................................                 54                9,128,572               3.6

April 2006................................                329               65,225,269              25.5

May 2006..................................                422               79,276,512              31.0

June 2006.................................                562               81,876,186              32.1

February 2007.............................                  1                  181,466               0.1

March 2007................................                  1                  213,338               0.1

April 2007................................                 16                3,865,217               1.5

May 2007..................................                 28                6,698,550               2.6

June 2007.................................                 34                4,969,982               1.9
                                             ------------------------------------------------------------
         Totals.............................            1,466             $255,366,768             100.0%
                                             ============================================================